IEG Holdings Corporation Announces Mr. Amazing Loans Record Quarterly Revenue

Las Vegas, Nevada – (October 27, 2016) – IEG Holdings Corporation (OTCQX: IEGHD)(OTCQX: IEGH) announced today that its third quarter revenue increased in 2016 to a record high $557,551, up 5% from $530,267 in 2015, driven by continued strong loan volume growth. It also announced nine-month revenue increased in 2016 to a record high $1,627,879, up 23% from $1,327,329 in 2015. Since January 2015, cumulative loan volume has increased by 147% from $5,549,023 to $13,684,023 as of September 30, 2016.

IEGH’s rapid loan volume growth is being driven by the online lending website, www.mramazingloans.com, low acquisition cost lead sources and continued state license expansion. Management aims for IEGH to be in a position to offer loans in 25 US states by mid-2017, covering approximately 240 million people and representing 75% of the US population.

Please visit http://ir.investmentevolution.com/financial-results for a copy of IEGH’s quarterly report on Form 10-Q, as filed with the Securities and Exchange Commission today.

IEG Holdings’ trading symbol is IEGH. However, for a 20 trading day period following effectiveness of the Reverse Split and Forward Split, a ‘D’ is affixed to the trading symbol, resulting in a temporary trading symbol of IEGHD until it reverts back to IEGH. The Reverse Split and Forward Split was effective on October 27, 2016.

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About IEG Holdings Corporation

IEG Holdings Corporation (IEGH) (“IEG Holdings”) provides online unsecured consumer loans under the brand name, “Mr. Amazing Loans,” via its website, www.mramazingloans.com, in 17 US states. IEG Holdings offers $5,000 and $10,000 loans over a term of five years at a 19.9% to 29.9% APR. IEG Holdings plans future expansion to 25 US states by mid-2017. For more information about IEG Holdings, visit www.investmentevolution.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in IEG Holdings’ filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond IEG Holdings’ control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects IEG Holdings’ current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. IEG Holdings assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

The contents of IEG Holdings’ website referenced herein are not incorporated into this press release.

Contact:

Company

Paul Mathieson

IEG Holdings Corporation

Chairman/CEO and Founder

info@investmentevolution.com

+1-702-227-5626

Investor Relations

Ted Haberfield

MZ Group | President – MZ North America

Direct: 760-755-2716

thaberfield@mzgroup.us

www.mzgroup.us